UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 8, 2006
Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

We are filing this Current Report on Form 8-K (the “Form 8-K”) to restate our consolidated financial statements to reflect the reclassification of the assets and liabilities associated with two subsidiaries that own and operated businesses in Lake Charles, Louisiana, (“Harrah’s Lake Charles,”) as assets and liabilities held for sale and the operating results of Harrah’s Lake Charles for all periods presented as discontinued operations under Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  During the first quarter of 2006, we signed a letter of intent to sell the two subsidiaries to an unrelated third party, and a definitive agreement was executed in May 2006.  In accordance with SFAS No. 144, we classified the revenues and expenses related to Harrah’s Lake Charles as discontinued operations in our Quarterly Reports on Form 10-Q for the periods ended March 31, 2006, and June 30, 2006.

The Securities and Exchange Commission (“SEC”) requires the same classifications for discontinued operations as is required by SFAS No. 144 when a registrant incorporates by reference financial statements into subsequent SEC filings, such as a registration, proxy or information statements (or amends a previously filed registration, proxy or information statement).  Accordingly, we are filing this Form 8-K to restate our consolidated financial statements for each of the three years in the period ended December 31, 2005, to reflect the reclassification of Harrah’s Lake Charles from continuing operations to discontinued operations.  The following restated information is presented in this Form 8-K:

•                  Selected Financial Data for the five years ended December 31, 2005, that were originally filed in part II, Item 6 of our Annual Report on Form 10-K for the year ended December 31, 2005, as amended by our Form 10-K/A filed on August 8, 2006 (the “Form 10-K”);

•                  Management’s Discussion and Analysis of Financial Condition and Results of Operations that was originally filed in part II, Item 7 of the Form 10-K;

•                  Financial Statements (including related notes to the consolidated financial statements) as of and for the years ended December 31, 2003, through December 31, 2005, that were originally filed in Part II, Item 8 of the Form 10-K; and

•                  Schedule II – Consolidated Valuation and Qualifying Accounts for the years ended December 31, 2003, through December 31, 2005, that were originally filed in Part IV, Item 15(a) 2 of the Form 10-K.

Other than the changes reflected in these items, this Form 8-K does not modify or update the disclosures in our Form 10-K in any way.  In particular, this Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations of our Form 10-K, other than as required to reflect the changes in discontinued operations.  Developments with respect to other disclosures are described in our filings made with the SEC subsequent to the filing of our Annual Report on Form 10-K for the year ended December 31, 2005 (filed on March 14, 2006), including, without limitation, our Quarterly Reports on Form 10-Q for the periods ended March 31, 2006, and June 30, 2006.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed herewith:

23                                    Consent of Registered Public Accounting Firm.

99.1                           Restatements of the following sections of the registrant’s 2005 Form 10-K:

•                  Selected Financial Data for the five years ended December 31, 2005;

•                  Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•                  Financial Statements (including related notes to the consolidated financial statements) as of and for the years ended December 31, 2003, through December 31, 2005;

•                  Schedule II – Consolidated Valuation and Qualifying Accounts for the years ended December 31, 2003, through December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: August 8, 2006	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Senior Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Document Description

23	Consent of Independent Registered Public Accounting Firm.
99.1	Restatements of the following sections of the registrant’s 2005 Form 10-K:

Selected Financial Data for the five years ended December 31, 2005;

Management’s Discussion and Analysis of Financial Condition and Results of Operations;

Financial Statements (including related notes to the consolidated financial statements) as of and for the years ended December 31, 2003, through December 31, 2005;

Schedule II – Consolidated Valuation and Qualifying Accounts for the years ended December 31, 2003, through December 31, 2005.